Filed pursuant to Rule 497(e)
Registration Nos. 333-182274; 811-22310

PureFunds ISE Cyber Security ETF
(the “Fund”)

June 18, 2015

Supplement to the
Summary Prospectus dated November 7, 2014

Effective immediately, Ernesto Tong, CFA, Managing Director of Penserra Capital Management, LLC, has been added as a portfolio manager for the Fund.

Please retain this Supplement with your Summary Prospectus for future reference.

PureFunds ISE Cyber Security ETF
a series of FactorShares Trust

June 18, 2015

Supplement to the

Prospectus dated November 7, 2014 and
Statement of Additional Information (“SAI”) dated November 7, 2014, as supplemented March 24, 2015

Effective immediately, Ernesto Tong, CFA, Managing Director of Penserra Capital Management, LLC (“Penserra”), the sub-adviser to the PureFunds ISE Cyber Security ETF (the “Fund”), has been added as a portfolio manager for the Fund and shares primary responsibility for the day-to-day management of the Fund.

Mr. Tong has been a managing director with Penserra since 2015.  Prior to joining Penserra, Mr. Tong spent seven years as a vice president at Blackrock, where he was a portfolio manager for a number of the iShares ETFs, and prior to that, he spent two years in the firm’s index research group.

As of May 31, 2015, Mr. Tong did not own any shares of the Fund. In addition to the Fund, Mr. Tong managed the following other accounts as of May 31, 2015, none of which were subject to a performance fee:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Ernesto Tong, CFA	10	$545 million	0	$0	0	$0

Mr. Tong receives from Penserra a fixed base salary and discretionary bonus, and he is also eligible to participate in a retirement plan and to receive an equity interest in Penserra. Mr. Tong’s compensation is based on the performance and profitability of Penserra and his individual performance with respect to following a structured investment process.

Please retain this Supplement with your Prospectus and SAI for future reference.